UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ImageWare Systems, Inc.
(Name of Registrant as Specified in its Charter)

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13500 Evening Creek Drive N., Suite 550
San Diego, CA 92128
 Tel. (858) 673-8600
Fax (858) 673-1770

NOTICE OF CONSENT SOLICITATION

April 29, 2020

Dear ImageWare Systems, Inc. Stockholder:

The Board of Directors of ImageWare Systems, Inc., a Delaware corporation (the “Company” or “we”), is writing to solicit your consent to approve (i) an amendment to our Certificate of Incorporation, as amended (the “Charter”), to increase the number of shares of common stock, par value $0.01 per share (“Common Stock”) and the number of shares of preferred stock, par value $0.01 per share (“Preferred Stock”), authorized under the Charter from a total of 179 million shares to a total of 350 million shares, consisting of 345 million shares of Common Stock and 5 million shares of Preferred Stock (the “Charter Amendment”); and (ii) the adoption of our 2020 Omnibus Stock Incentive Plan (the “2020 Plan”) (the “2020 Plan Adoption,” and, together with the Charter Amendment, the “Proposals”).

The Company's Board of Directors (the “Board”) unanimously approved the Charter Amendment on February 14, 2020, and the Plan Amendment on March 19, 2020. Details of both Proposals are more fully described in the attached Consent Solicitation Statement.

In order to save the expense associated with holding a special meeting of the Company’s stockholders, the Board has elected to obtain stockholder approval of the Proposals by written consent (“Written Consent”) pursuant to Section 228(b) of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. The close of business on March 25, 2020 has been fixed as the record date for the determination of holders of shares of our Common Stock, shares of our Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred”), Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred”), and Series C Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred”), entitled to receive notice of, and discretion to approve the Proposals.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement. To be counted, your properly completed Written Consent, a form of which is attached to the accompanying Consent Solicitation Statement, must be received before 5:00 P.M., Pacific Time, on June 5, 2020 (the “Expiration Date”), subject to early termination of, or extension of the Expiration Date at the discretion of our Board.

Failure to submit the Written Consent by any stockholder of record as of the Record Date will have the same effect as a vote against the Charter Amendment and against the 2020 Plan. We recommend that all stockholders consent to the Charter Amendment and the 2020 Plan by marking the box titled “FOR” with respect to each of the Charter Amendment and 2020 Plan, and submitting the Written Consent by one of the methods set forth in the attached form of Written Consent. If you sign and send in the Written Consent form but do not indicate how you want to vote regarding the Charter Amendment or the 2020 Plan, your consent form will be treated as a consent “FOR” the Charter Amendment and “FOR” the 2020 Plan.

Please return the enclosed written consent to us no later than 5:00 P.M., Pacific Time, on June 5, 2020 via facsimile to (858) 673-1770, via email to wgw@iwsinc.com, or mail to:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N., Suite 550
San Diego, CA  92128

By Order of the Board of Directors, /s/ S. James Miller, Jr. S. James Miller, Jr. Chair of the Board

13500 Evening Creek Drive N., Suite 550
San Diego, CA 92128
 Tel. (858) 673-8600
Fax (858) 673-1770
_____________________________________________________________________________________________

CONSENT SOLICITATION STATEMENT
_____________________________________________________________________________________________

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the stockholders of ImageWare Systems, Inc., a Delaware corporation (the “Company,” “us,” “we” or “our”), for approval of the following actions (together, the “Proposals”):

1.
An amendment to our Certificate of Incorporation, as amended (the “Charter”), to increase the number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) and the number of shares of the Company’s preferred stock, par value $0.01 per share (“Preferred Stock”), authorized thereunder from an aggregate total of 179 million to 350 million, consisting of 345 million shares of Common Stock and 5 million shares of Preferred Stock (the “Charter Amendment”); and

2.
The adoption of our 2020 Omnibus Stock Incentive Plan (the “2020 Plan”) (the “2020 Plan Adoption”).

Our Board of Directors (the “Board”) has elected to seek stockholder approval of the Proposals by written consent (“Written Consent”), rather than calling a special meeting of stockholders, in order to eliminate the costs and administrative time by management involved in holding a special meeting of stockholders. Written Consents are being solicited from stockholders of record as March 25, 2020, the record date set in connection with this Consent Solicitation Statement (the “Record Date”), pursuant to Section 228(b) of the Delaware General Corporation Law and Section 2.11 of our Amended and Restated Bylaws (the “Bylaws”).

Who May Consent

This Consent Solicitation Statement and attached form of Written Consent are being mailed to holders of our Common Stock, Series A Convertible Preferred Stock (“Series A Preferred”), Series B Convertible Redeemable Stock (“Series B Preferred”), and Series C Convertible Preferred Stock (“Series C Preferred”) as of the Record Date on or about March 25, 2020. As of the Record Date, we had (i) 123,571,472 shares of Common Stock, (ii) 37,467 shares of Series A Preferred, (iii) 239,400 shares of Series B Preferred, and (iii) 1,000 shares of Series C Preferred outstanding, each of which are entitled to act with respect to this Consent Solicitation. As of the Record Date, outstanding shares represented 166,198,370 votes, consisting of 123,571,472 attributable to Common Stock, 32,580,870 attributable to Series A Preferred, 46,029 attributable to Series B Preferred, and 10,000,000 attributable to Series C Preferred.

Stockholders who wish to consent to the Proposals must return the attached form of Written Consent either by mail, facsimile or email on or before 5:00 P.M., Pacific Time, on June 5, 2020 (the “Expiration Date”). The Company expressly reserves the right, in its sole discretion and regardless of whether any of the conditions of the Consent Solicitation have been satisfied, subject to applicable law, at any time prior to Expiration Date to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of the Company’s outstanding shares has been received; (ii) waive any of the conditions to the Consent Solicitation; or (iii) amend the terms of the Consent Solicitation.

Stockholders who wish to consent must deliver their properly completed and executed Written Consents to the Corporate Secretary of the Company in accordance with the instructions set forth in the attached form of Written Consent. The Company reserves the right (but is not obligated) to accept any Written Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Proposals.

IF YOU HOLD YOUR STOCK IN “STREET NAME,” YOU MUST INSTRUCT YOUR BROKER OR NOMINEE TO APPROVE THE CHARTER AMENDMENT. IF YOU FAIL TO DO SO, YOUR BROKER OR NOMINEE MAY NOT RETURN THE WRITTEN CONSENT. Any beneficial owner of the Company who is not a record holder must arrange with the person who is the record holder or such record holder’s assignee or nominee to: (i) execute and deliver a Written Consent on behalf of such beneficial owner; or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Written Consent on its own behalf.

Requests for copies of this Consent Solicitation Statement should be directed to ImageWare Systems, Inc. at the address or telephone number set forth above.

We will act as tabulation agent for this Consent Solicitation Statement. If you have any questions regarding your form of Written Consent, please contact us directly at (858) 673-8600.

Consent Required

Stockholder approval of the Proposals will be effective upon receipt by us of affirmative Written Consents, not previously revoked, representing at least 83,099,186 votes, or a majority of votes that may be cast by our issued and outstanding voting securities as of the Record Date. Accordingly, abstentions from submitting your Written Consent will have the same effect of disapproving the Charter Amendment.

Revocation of Consents

You may withdraw or change your Written Consent at any time prior to the Expiration Date by submitting a written notice of revocation to the Company’s Corporate Secretary at the address set forth above. A notice of revocation or withdrawal must specify the stockholder of record’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Absence of Appraisal Rights

Stockholders who abstain from consenting to the approval of the Proposals, or who withhold consent of the Proposals, do not have the right to an appraisal of their shares of Common Stock, Series A Preferred, Series B Preferred, Series C Preferred (shares of Series A Preferred, Series B Preferred and Series C Preferred are collectively referred to herein as “Preferred Stock”) or any similar dissenters’ rights under the Delaware General Corporation Law, our Charter or our Bylaws.

Expenses of this Solicitation

This solicitation is being made by our Board and management, and the Company will bear the entire cost of the solicitation, including preparation, printing and mailing costs. Written Consents will be solicited principally through the mail, but our directors, officers and employees may solicit Written Consents personally, by phone or by e-mail. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these consent solicitation materials to stockholders whose shares of Common Stock or Preferred Stock are held of record by such entities, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection herewith. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with this consent solicitation, if management determines it advisable.

PROPOSALS TO BE ACTED UPON BY STOCKHOLDERS:
___________________________________

PROPOSAL NO. 1

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE
THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

General

Our Charter currently authorizes a total of 179 million shares of Common Stock for issuance. On February 14, 2020, our Board of Directors (the “Board”) unanimously adopted resolutions approving, subject to approval by our stockholders, an amendment to our Charter to increase the number of authorized shares of Common Stock from 175 million shares to 345 million shares, and to increase the number of authorized shares of Preferred Stock from 4 million shares to 5 million shares, resulting in an aggregate total increase of 171 million shares. This increase in the number of authorized shares of both Common and Preferred Stock will become effective upon filing the Charter Amendment with the Delaware Division of Corporations.

Our Board determined that the Charter Amendment is advisable and in the best interests of the Company and our stockholders and directed that it be submitted to our stockholders for approval.

If this proposal is approved, our Charter will be amended to reflect the 171 million share increase in the number of authorized shares of our authorized Common and Preferred Stock. We expect to file the Charter Amendment with the State of Delaware as soon as practicable after receiving Written Consents representing a majority of our outstanding voting securities. The proposed Charter Amendment is attached to this Consent Solicitation Statement as Appendix A.

Purpose of and Rationale for Proposed Certificate Amendment

The objective of the Charter Amendment is to ensure that we have a sufficient number of shares authorized for future issuances, including, by way of example, to ensure that we have a sufficient number shares of Common Stock to issue in connection with future equity financings and strategic acquisitions. In addition, our objective is to ensure we have a sufficient number of that may be issued upon conversion of currently issued and outstanding derivative securities.

As of March 25, 2020, there were approximately 123,571,472 shares of Common Stock issued and outstanding, and another 50 shares required to be issued under our incentive plans, Common Stock purchase warrants, outstanding shares of Preferred Stock, convertible promissory notes and other written agreements. Specifically, as of the Record Date:

●
123,571,472 shares of our Common Stock were issued and outstanding;

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42,626,899 shares of our Common Stock were reserved for issuances upon conversion of our Preferred Stock;

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8,034,528 shares of our Common Stock are required to be issued upon exercise of outstanding Common Stock purchase warrants, options and other written agreements.

To allow for the conversion of all of our outstanding derivative securities, and to provide the Company with the flexibility to issue shares in connection with future financings and strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers and other corporate purposes, our Board believes the number of shares of Common Stock available for issuance should be increased in order avoid the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of Common Stock arises. Such a delay might deny us the flexibility that the Board views as important in facilitating the effective use of our securities.

In addition to shares of Common Stock issuable upon conversion or exercise of our outstanding derivative securities, we may desire to issue and sell shares of our Common Stock in capital raising transactions to fund our working capital requirements. These financings are often conducted at a discount to the prevailing market price of our Common Stock. The last reported sales price of our Common Stock was $.016 per share on March 25, 2020, as reported on the OTCQB Marketplace. As a result, any financing that involves the issuance of shares of Common Stock or securities convertible into Common Stock, even at prices that are at or above the prevailing market price, may require that a substantial number of shares of Common Stock be available for issuance. These financing transactions may also result in substantial dilution to the Company’s existing stockholders. Financing transactions may not be available on terms favorable to the Company, or at all, but the Board of Directors believes that the Company should have sufficient shares of Common Stock available for issuance in the event that the issuance of shares of Common Stock is desirable and in the best interests of stockholders. Although the Company will seek additional sources of working capital, the Company currently does not have any commitments, arrangements, understandings or agreements, written or oral, regarding the issuance of additional shares of Common Stock.

Although the Company has no present obligations to issue additional shares of Common Stock (except in connection with our outstanding derivative securities), our Board believes that it is prudent to increase the number of authorized shares of Common Stock and Preferred Stock from 175 million to 345 million and 4 million to 5 million, respectively, in order to have a sufficient number of shares of Common Stock to meet our business and financing needs. In the event this proposal is not approved, we will be required to consider the issuance of additional shares of Preferred Stock or other securities to address our financing requirements, and/or negotiate a restructuring of our outstanding derivative securities, which may on terms less favorable to stockholders than the terms that may be available is we had sufficient authorized shares of Common Stock available.

Effect of Proposed Certificate Amendment

The increase of our authorized shares of both Common and Preferred Stock will not have any immediate effect on the rights of existing stockholders. If the stockholders approve the proposed Charter Amendment and our Charter is amended, our Board may cause the issuance of additional shares of Common and Preferred Stock (up to the new total number of authorized shares of Common and Preferred Stock) without further vote of our stockholders, except as provided under the Delaware General Corporation Law or to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of Common and Preferred Stock are then listed or traded. Current holders of Common Stock do not have preemptive or similar rights, which means that current stockholders do not have a right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our Common Stock. It may also adversely affect the market price of our Common Stock. However, in the event additional shares are issued in transactions that position us to take advantage of favorable business opportunities or provide working capital sufficient to allow us to pursue and/or expand our business plan, the market price of our Common Stock may increase.

This proposed Charter Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our Common and Preferred Stock.

Anti-Takeover Effects

Although the proposed Charter Amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable our Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid which our Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuance of shares of our Common Stock without further action by the stockholders may have the effect of delaying or preventing a change of control of the Company, may discourage bids for the Company’s Common Stock at a premium over the market price of the Common Stock, and may adversely affect the market price of the Common Stock. Thus, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our Common Stock.

Approvals Required

The affirmative written consent of the holders of a majority of our outstanding voting securities is required to approve the Charter Amendment.

Our Board of Directors recommends that stockholders sign and return Written Consents voting FOR the approval of an amendment of our Charter to increase the authorized number of shares of Common Stock thereunder from 175 million shares to 345 million and increase the authorized number of shares of Preferred Stock thereunder from 4 million to 5 million shares.

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF OUR 2020 OMNIBUS EQUITY INCENTIVE PLAN

General

Our Board unanimously approved the 2020 Plan on March 19, 2020. Our stockholders are being asked to approve our 2020 Plan, a copy of which is attached hereto as Appendix B. Adoption of the 2020 Plan is subject to both the approval of this Proposal No. 2 and the approval of Proposal No. 1 to increase the number of authorized shares of Common Stock that we may issue. If our stockholders approve this Proposal No. 2 but do not approve Proposal No. 1, then the 2020 Plan will not become effective.

If approved at the Annual Meeting, our 2020 Plan will supersede and replace the Company’s 1999 Stock Option Plan (the “1999 Plan”) and no new awards will be granted under the 1999 Plan thereafter. Any awards outstanding under the 1999 Plan on the date of approval of the 2020 Plan will remain subject to the 1999 Plan. Upon approval of our 2020 Plan, all shares of Common Stock remaining authorized and available for issuance under the 1999 Plan and any shares subject to outstanding awards under the 1999 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under our 2020 Plan.

The purposes of our 2020 Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2020 Plan also will allow us to promote greater ownership in our Company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Awards granted under the 2020 Plan are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

Key Features

The following features of the 2020 Plan are intended to align the interests of grantees receiving awards under the 2019 Plan with the interests of our stockholders:

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Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (SAR) is ten years.

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No grant of discounted stock options. The 2020 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the Common Stock on the date of grant.

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No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

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Limits on immediate vesting. The 2020 Plan limits the number of shares that may be vested on the grant date of an award to no more than 25% of any equity-based awards. Certain limited exceptions are permitted.

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No single-trigger acceleration. Under the 2020 Plan, we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

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Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.

Summary of the 2020 Plan

The principal features of our 2020 Plan are summarized below. The following summary of our 2020 Plan does not purport to be a complete description of all of the provisions of the 2020 Plan. It is qualified in its entirety by reference to the complete text of the 2020 Plan, which is attached to this Consent Solicitation Statement as Appendix B.

Eligibility

Awards may be granted under the 2020 Plan to officers, employees and consultants of our Company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our Company or one of our subsidiaries.

Administration

The 2020 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may delegate its authority to the extent permitted by applicable law.

Number of Authorized Shares

A total of 25.0 million shares of Common Stock are authorized for issuance under the 2020 Plan. In addition, any awards then outstanding under the 1999 Plan will remain subject to the 1999 Plan. Upon approval of the 2020 Plan, all shares of Common Stock remaining authorized and available for issuance under the 1999 Plan, approximately 1.3 million shares at March 25, 2020, and any shares then subject to outstanding awards under the 1999 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2020 Plan.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2020 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the 2020 Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the 2020 Plan:

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the payment in cash of dividends or dividend equivalents under any outstanding award;

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any award that is settled in cash rather than by issuance of shares of Common Stock; and

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any awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of Common Stock available for grant under the 2020 Plan. In addition, the total number of shares covering stock-settled stock appreciation rights (SARs) or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of Common Stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2020 Plan.

Adjustments

If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the Common Stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2020 Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

Types of Awards

The 2020 Plan permits the granting of any or all of the following types of awards:

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Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●
Stock Appreciation Rights (SARs). The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

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Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2019 Plan and any other terms and conditions determined by the Compensation Committee.

●
Performance Awards. The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards”. The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Limits on Immediate Vesting

No more than 25% of any equity-based awards granted under the 2020 Plan will vest on the grant date of such award. This requirement does not apply to (i) substitute awards resulting from acquisitions or (ii) shares delivered in lieu of fully vested cash awards. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Clawback

All cash and equity awards granted under the 2020 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no consideration.

Change in Control

In the event of a change in control of the Company, the Compensation Committee may accelerate the time period relating to the exercise of any award.  In addition, the Compensation Committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the compensation committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in Control” is defined under the 2020 Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2020 Plan

Unless earlier terminated by the Board, the 2020 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the 2020 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2020 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2020 Plan generally applicable to us and to participants in the 2020 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Consent Solicitation Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A. We intend that awards granted under the 2020 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

New Plan Benefits

Participation in the 2020 Plan is entirely within the discretion of the Compensation Committee. Because we cannot predict the rate at which the Compensation Committee will issue Awards or the terms of Awards granted under the 2020 Plan, it is not possible to determine the number of shares that will be purchased or the value of benefits that may be obtained by executive officers and other employees under the 2020 Plan in the future.

Awards Issued Under the 1999 Stock Option Plan During the Fiscal Year Ended December 31, 2018

The following table provides information on plan-based awards granted in 2018 to each of the then Named Executive Officers:

	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share) (1)	Grant Date Fair Value of Stock and Option Awards ($) (2)
S. James Miller, Jr.	1/31/2018	200,000	1.75	$197,236

David Harding	1/31/2018	100,000	1.75	$98,618

David Somerville	1/31/2018	300,000	1.75	$298,853

(1)
Each option was granted at an exercise price equal to the fair market value of our Common Stock on the grant date which was equal to the closing price of a share of our Common Stock, as reported by the OTCQB marketplace, on the date of grant.

(2)
The amounts reflect the grant date fair value, in accordance with the provisions of ASC 718. Assumptions used in the calculation of these amounts are included in Note 2 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Approvals Required

The affirmative written consent of the holders of a majority of our outstanding voting securities is required to approve the 2020 Plan Adoption. In addition, the 2020 Plan Adoption will take effect only if the Charter Amendment presented in Proposal No. 1 is approved.

Our Board of Directors recommends that stockholders sign and return Written Consents voting FOR the approval of the 2020 Plan Adoption.

 INFORMATION ABOUT THE CURRENT DIRECTORS OF THE COMPANY

The Board of Directors currently consist of the persons named in the table below. Each director serves for a one-year term, until his or her successor is elected and qualified, or until earlier resignation or removal. Our bylaws provide that the number of directors shall not be less than four, but no more than ten.

As previously disclosed by the Company, the following directors resigned from the Company (i) Charles Croker resigned from the Board effective February 14, 2019; (ii) Robert T. Clutterbuck and Charles Frischer resigned from the Board effective May 8, 2019; and (iii) John Cronin resigned from the Board effective April 1, 2020. ..

The current directors as of the Record Date are as follows:

Name	Age	Title/Position Held with the Company
S. James Miller, Jr.	66	Chair of the Board
David Carey	75	Director
Neal Goldman	75	Director
Guy Steve Hamm	72	Director
Dana W. Kammersgard	64	Director
David Loesch	75	Director

S. James Miller, Jr.  served as our Chief Executive Officer and President since 1990 until March 2, 2020 and currently serves as Chair of the Board since 1996. Prior to joining the Company, from 1980 to 1990, Mr. Miller was an executive with Oak Industries, Inc., a manufacturer of components for the telecommunications industry. While at Oak Industries, Mr. Miller served as a director and as Senior Vice President, General Counsel, Corporate Secretary and Chairman/President of Oak Industries’ Pacific Rim subsidiaries. He has a J.D. from the University of San Diego School of Law and a B.A. from the University of California, San Diego.

The Nominating and Corporate Governance Committee believes that Mr. Miller possesses substantial managerial expertise necessary to lead the Company through its various stages of development and growth. Additionally, the historical knowledge of the Company and his knowledge of the daily operations of the Company is extremely valuable to the Board of Directors and management as it executes the Company’s business plan. In addition, the Board of Directors values the input provided by Mr. Miller given his legal expertise.

David Carey was appointed to the Board in February 2006. Mr. Carey currently serves as the Chairman of Proxy Boards for Leonard DRS Technologies and OnPoint Consulting. In addition, he is a member of the Proxy Board for Informatica Federal Operations, Corp. and serves on a number of Advisory Boards. Mr. Carey briefly served on the Board of Cybergy, Inc., a publicly-listed company prior to his resignation in 2015. He is a former Executive Director of the Central Intelligence Agency (“CIA”), where he served for 32 years until 2001. During his career with the CIA, Mr. Carey held several senior positions including that of Executive Director, often referred to as the Chief Operating Officer within the agency. Mr. Carey earned his B.S. in Economics from Cornell University and a MBA from the University of Delaware.

The Board of Directors believes that Mr. Carey’s experience as a former Executive Director of the CIA and his in-depth knowledge and expertise with IT security matters as well as his extensive network within the intelligence and security community, provides the Board with specialized expertise and insight into the specific markets in which the Company operates.

Neal Goldman was appointed to the Board in August 2012. Mr. Goldman is currently President, Chief Compliance Officer and a director of Goldman Capital Management, Inc., an employee owned investment advisor that he founded in 1985. Additionally, Mr. Goldman is Chairman of Charles and Colvard, LTD, a specialty jewelry company. Mr. Goldman has previously served as a member of the Board of Directors and its Compensation Committee for Blyth, Inc., a New York Stock Exchange-listed designer and marketer of home decorative and fragrance products.

Mr. Goldman is the Company’s largest shareholder and has significant investment experience.  As a result, the Board of Directors believes that Mr. Goldman provides valuable insight to the Board of Directors as it seeks to build shareholder value.

Guy Steve Hamm was appointed to the Board in October 2004. Mr. Hamm served as CFO of Aspen Holding, a privately held insurance provider, from December 2005 to February 2007. In 2003, Mr. Hamm retired from PricewaterhouseCoopers, where he was a national partner-in-charge of middle market. Mr. Hamm was instrumental in growing the Audit Business Advisory Services (“ABAS”) Middle Market practice at PricewaterhouseCoopers, where he was responsible for $300 million in revenue and more than 100 partners. Mr. Hamm is a graduate of San Diego State University.

The Board of Directors believes that Mr. Hamm’s experience in public accounting, together with his managerial experience as a Chief Financial Officer, provides the Audit Committee with the expertise needed to oversee the Company’s finance and accounting functions and oversight of its independent registered public accountants.

Dana Kammersgard was appointed to the Board in May of 2016. He is currently the Executive Vice President, Cloud Systems and Solutions for Seagate Technology (“Seagate Systems”), where he is responsible for all storage systems related products and strategies. Prior to joining Seagate Systems in 2015, he served as the President, Chief Executive Officer and a director of Dot Hill System Corp. (“Dot Hill”) since 2006. Mr. Kammersgard served as President of Dot Hill from 2004 to 2006 and from 1999 to 2004, he served as its Chief Technical Officer. Mr. Kammersgard was a Founder of Artecon, Inc. (“Articon”) a storage systems company, where he served as a director from its inception in 1984 until the Articon’s merger with a competitor, Box Hill Systems Corp. in 1999. While at Artecon, Mr. Kammersgard served in various positions, including Secretary and Senior Vice President of Engineering from March 1998 until August 1999, and as Vice President of Sales and Marketing from March 1997 until March 1998. Prior to that, Mr. Kammersgard was the Director of Software Development at Calma, a division of General Electric Company. Mr. Kammersgard holds a B.A. in chemistry from the University of California, San Diego.

The Board of Directors believes that Mr. Kammersgard’s engineering and technical experience, coupled with his senior executive management experience with technology companies, is valuable to the Company’s Board of Directors and senior management in navigating the technical and marketing challenges within the industry.

David Loesch was appointed to the Board in September 2001. Prior to that, he served as a Special Agent with the Federal Bureau of Investigations (“FBI”) for 29 years and upon his retirement from the FBI, Mr. Loesch was the Assistant Director in Charge of the Criminal Justice Information Services Division. He was awarded the Presidential Rank Award for Meritorious Executive in 1998 and has served on the Board of Directors of the Special Agents Mutual Benefit Association since 1996. He is also a member of the International Association of Chiefs of Police and the Society of Former Special Agents of the FBI, Inc. In 1999, Mr. Loesch was appointed by former Attorney General Janet Reno to serve as one of 15 original members of the Compact Council, an organization charged with promulgating rules and procedures governing the use and exchange of criminal history records for non-criminal justice use. Mr. Loesch served in the United States Army as an Officer with the 101st Airborne Division in Vietnam. He holds a Bachelor’s degree from Canisius College and a Master’s degree in Criminal Justice from George Washington University. Mr. Loesch continues to work as a private consultant on criminal justice information sharing and the use of biometrics to help identify criminals and individuals of special concern.

The Board of Directors believes that Mr. Loesch’s extensive service as a Special Agent with the FBI, together with his knowledge of security issues relevant to the Company’s products and markets, provides the Board of Directors and the Company with valuable input regarding the Company’s competitors and the markets in which the Company serves.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, we had four classes of voting stock outstanding: (i) Common Stock; (ii) our Series A Preferred; (iii) our Series B Preferred and (iv) our Series C Preferred. The following tables sets forth information regarding shares of Series A Preferred, Series B Preferred, Series C Preferred, and Common Stock beneficially owned as of the Record Date by:

(i)
Each of our officers and directors;
(ii)
All officer and directors as a group; and
(iii)
Each person known by us to beneficially own five percent or more of the outstanding shares of our Common Stock, Series A Preferred, Series B, and Series C. Percent ownership is calculated based on 37,467 shares of Series A Preferred, 239,400 shares of Series B Preferred, 1,000 shares of Series C Preferred and 113,246,472 shares Common Stock outstanding as of the Record Date.

Beneficial Ownership of Series A Preferred

Name, Address and Title (if applicable) (1)	Series A Preferred Stock (2)	% Ownership of Class (2)

Directors and Named Executive Officers: (3)
S. James Miller, Jr., Chair of the Board	100	*
Wayne Wetherell, Chief Financial Officer	25	*
Neal Goldman, Director	9,434	25.2%
Total beneficial ownership of directors and officers as a group (9 persons):	9,559	25.5%

5% Stockholders:
Charles Frischer 4404 52nd Avenue NE Seattle, WA 98105	3,105	8.3%
Robert C. Clutterbuck 1360 East 9th Street, Suite 1250 Cleveland, OH 44114	2,148	5.7%
CF Special Situation Fund I, LP (4) 1360 East 9th Street, Suite 1250 Cleveland, OH 44114	5,605	15.0%
CAP 1 LLC (5) 14000 Quail Spring Parkway, Suite 2200 Oklahoma City, OK 73134	3,000	8.0%
Richard Leahy 322 Pilots Point Mt. Pleasant, SC 29464	2,000	5.3%

* less than 1%

(1)	The business address of each of the executive officers and directors is 13500 Evening Creek Drive N., Suite 550, San Diego, CA 92128.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(3)	Each of the Company’s Named Executive Officers and directors who do not hold shares of Series A Preferred are excluded from this table.
(4)	Robert T. Clutterbuck is President of CF Special Situation Fund I, LP.

(5)	Mr. David Sackler, President of CAP I LLC, may be deemed to have voting and investment discretion over the securities identified herein.

Beneficial Ownership of Series B Preferred Name, Address and Title (if applicable) (1)	Series B Preferred Stock (2)	% Ownership of Class (2)
Darrelyn Carpenter	28,000	12%
Frederick C. Orton	20,000	8%
Howard Harrison	20,000	8%
Wesley Hampton	16,000	7%

(1)
Each of the Company’s Named Executive Officers and directors who do not hold shares of Series B Preferred are excluded from this table. The business address of each of the executive officers and directors is 13500 Evening Creek Drive N., Suite 550, San Diego, CA  92128.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

Beneficial Ownership of Series C Preferred Name, Address and Title (if applicable) (1)	Series C Preferred Stock (2)	% Ownership of Class (2)
Blackwell Partners LLC – Series A (3) c/o Nantahala Capital Management, LLC 19 Old Kings Highway South, Suite 200 Darien, CT 06820	128	12.8%
Geode Capital Management LP 1 Post Office Square, 20th Floor Boston, MA 02109	100	10.0%
Nantahala Capital Partners Limited Partnership (3) c/o Nantahala Capital Management, LLC 19 Old Kings Highway South, Suite 200 Darien, CT 06820	54	5.4%
Nantahala Capital Partners II Limited Partnership (3) c/o Nantahala Capital Management, LLC 19 Old Kings Highway South, Suite 200 Darien, CT 06820	112	11.2%
Nantahala Capital Partners SI LP (3) c/o Nantahala Capital Management, LLC 19 Old Kings Highway South, Suite 200 Darien, CT 06820	397	39.7%
Shellback Financial, LLC 16405 45th Avenue North Minneapolis, MN 55446	100	10.0%
Silver Creek CS SAV, L.L.C. (3) c/o Nantahala Capital Management, LLC 19 Old Kings Highway South, Suite 200 Darien, CT 06820	59	5.9%

(1)	Each of the Company’s Named Executive Officers and directors who do not hold shares of Series C Preferred are excluded from this table.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)
Nantahala Capital Management, LLC is a Registered Investment Adviser and has been delegated the legal power to vote and/or direct the disposition of securities on behalf of these entities as a General Partner or Investment Manager and would be considered the beneficial owner of such securities. The above shall not be deemed to be an admission by the record owners that they are themselves beneficial owners of these shares of Series C Preferred for purposes of Section 13(d) of the Exchange Act or any other purpose.

Beneficial Ownership of Common Stock

Name and Address	Number of Shares (1)	Percent of Class (2)

Directors and Named Executive Officers:
S. James Miller, Jr., Chair of the Board (3)	2,805,784	2.2%
David Carey, Director (4)	274,856	*
Neal Goldman, Director (5)	42,349,724	31.9%
G. Steve Hamm, Director (6)	274,942	*
Dana W. Kammersgard, Director (7)	233,170	*
David Loesch, Director (8)	303,064	*
Kristin Taylor, Chief Executive Officer	0	*
Wayne Wetherell, Chief Financial Officer and Secretary (9)	828,101	*
David Harding, Chief Technical Officer (10)	1,180,025	*%

Total beneficial ownership of directors and Named Executive Officers as a group (9 persons):	48,485,021	32.6%

* less than 1%

(1)
All entries exclude beneficial ownership of shares issuable pursuant to options that have not vested or that are not otherwise exercisable as of the date hereof, or which will not become vested or exercisable within 60 days of the Record Date.

(2)
Percentages are rounded to nearest one-tenth of one percent. Percentages are based on 123,571,472 shares of Common Stock outstanding as of the Record Date. Options that are presently exercisable or exercisable within 60 days of the Record Date are deemed to be beneficially owned by the stockholder holding the options for the purpose of computing the percentage ownership of that stockholder, but are not treated as outstanding for the purpose of computing the percentage of any other stockholder.

(3)
Includes 75,201 shares held jointly with spouse, 1,708,002 shares issuable upon exercise of stock options, each exercisable within 60 days of the Record Date, and 90,411 shares issuable upon the conversion of Series A Preferred, and 3,987 shares issuable upon the exercise of warrants.

(4)	Includes 168,170 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(5)
Includes 8,529,370 shares issuable upon the conversion of Series A Preferred and 145,670 shares issuable upon exercise of stock options, each exercisable within 60 days of the Record Date. Mr. Goldman exercises sole voting and dispositive power over 33,298,556 shares, and shared voting and dispositive power over 3,147,700 reported shares, of which 3,000,000 shares are owned by the Goldman Family 2012 GST Trust and 147,700 shares are owed by The Neal and Marlene Goldman Foundation, and 376,128 shares issuable upon the exercise of warrants.

(6)	Includes 170,670 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(7)	Includes 147,670 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(8)	Includes 168,170 shares issuable upon exercise of stock options, each exercisable within 60 days of the Record Date.

(9)	Includes 500,874 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10)	Includes 1,130,025 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

Director Compensation

Board members who also serve on the Audit Committee receive additional monthly compensation of $458 for the Committee Chair and $208 for the remaining members of the Audit Committee. Board members who also serve on the Compensation Committee receive additional monthly compensation of $417 for the Committee Chair and $208 for the remaining members of the Compensation Committee. The members of the Board are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with our policies. For the fiscal year ended December 31, 2019 the total amounts of compensation to non-employee directors (excluding reimbursable expenses) was approximately $82,564, which amount was paid $20,500 in cash with the remainder paid in stock options.

Each of our non-employee directors is also eligible to receive stock option grants under the 1999 Plan. Stock options granted under the 1999 Plan are intended by us not to qualify as incentive stock options under the Code.

The term of stock options granted under the 1999 Plan is ten years. In the event of a merger of us with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving us, an equivalent option will be substituted by the successor corporation; provided, however, that we may cancel outstanding options upon consummation of the transaction by giving at least thirty (30) days’ notice.

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the year ended December 31, 2019, other than a director who also served as an executive officer:

Current Directors	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
David Carey	$7,500	$-0	$8,131	$-0	$15,631

Neal Goldman	$2,500	$-0	$8,131	$-0	$10,631

Guy Steve Hamm	$5,500	$-0	$8,131	$-0	$13,631

Dana Kammersgard	$0	$-0	$12,865	$-0	$12,865

David Loesch	$2,500	$-0	$8,131	$-0	$10,631

Former Directors
Robert T. Clutterbuck (2)	$0	$-0	$3,152	$-0	$3,152

Charles Crocker (3)	$0	$-0	$2,240	$-0	$2,240

John Cronin (4)	$2,500	$-0	$8,131	$-0	$10,631

Charles Frischer (2)	$0	$-0	$3,152	$-0	$3,152

(1)
The amounts reflect the grant date fair value of options recognized as compensation in 2019, in accordance with the provisions of FASB ASC Topic 718, and thus may include amounts from awards granted prior to 2019.

(2)	Messrs. Clutterbuck and Frischer resigned from their positions as members of our Board of Directors on May 6, 2019.

(3)	Mr. Crocker resigned from his position as a member of our Board of Directors on February 14, 2019.

(4)	Mr. Cronin resigned from his position as a member of our Board of Directors on April 1, 2020.

Executive Compensation

Executive officers are elected by and serve at the discretion of the Board. Set forth below is information regarding our current executive officers.

Name	Age	Title/Position Held with the Company
Kristin Taylor	53	Chief Executive Officer
Wayne Wetherell	67	Chief Financial Officer, Senior Vice President of Administration, Secretary and Treasurer
David Harding	50	Senior Vice President, Chief Technical Officer

Kristin Taylor serves as our Chief Executive Officer and is a seasoned innovative technology executive with over 20 years of experience in leading organizational modernization and developing go-to-market strategies. She currently serves as Principal at Veritas Lux since November 2019 and previously served as a consultant with Kristin Taylor Consulting since 2012, in which she developed a proprietary patented and algorithmic methodology to weigh and rank the most influential global technical analysts. From 2017 to 2019, Ms. Taylor served as Vice President of Worldwide Analyst Relations at IBM and led the efforts to modernize and transform IBM's analyst relations organization. From 2013 to 2017, she served as Vice President, Global Analyst and Public Relations at MediaTek, the third largest fabless semiconductor company worldwide with a $30 billion market cap, where she led the buildout of a new global public and analyst relations organization to penetrate the North American, European, Latin American, Russian and Indian markets. Prior to that, she served in various positions of increasing responsibility with Qualcomm from 1998 to 2010 including as Head of Industry Analyst Relations, Senior Director of Business Development, and as a Director in Information Technology. Ms. Taylor earned her Bachelor's degree in Sociology and Business Management from the University of New Hampshire.

Wayne Wetherell serves as our Chief Financial Officer and Senior Vice President of Administration since his appointment in August 1996 and as our Secretary and Treasurer since October 2005. From 1996 to 2001, he also served as the Company’s Vice President of Finance and Chief Financial Officer. From 1991 to 1996, Mr. Wetherell served as the Vice President and Chief Financial Officer of Bilstein Corporation of America, a manufacturer and distributor of automotive parts. From 1980 to 1990, he served in various financial roles culminating as Director of Financial Planning and Analysis for Oak Industries, Inc., a manufacturer of components for the telecommunications industry traded on the NYSE. Mr. Wetherell holds a B.S. degree in Management and a M.S. degree in Finance from San Diego State University.

David Harding serves as our Senior Vice President and Chief Technology Officer since his appointment in January 2006. Mr. Harding has more than 25 years of technology implementation and managerial experience and is responsible for strategic design, technology infrastructure and core strategy from concept through delivery. Before joining the Company, from 2001 to 2003, Mr. Harding was the Chief Technology Officer at IC Solutions, Inc., where he was responsible for all technology departments including the development and management of software, IT and quality assurance, as well as their respective hardware, software and human resource budgets. From 1999 to 2000, he served as the Chief Technology Officer at Thirsty.com and from 1996 to 1999, he served as the Chief Technology Officer at Fulcrum Point Technologies, Inc., and as a consultant to Access360, which is now part of IBM/Tivoli, from 1995 to 1996.

Overview of Compensation Program

The Compensation Committee of our Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The Board of Directors has delegated to the Compensation Committee the responsibility for determining our compensation policies and procedures for senior management, including the named executive officers, periodically reviewing these policies and procedures, and making recommendations concerning executive compensation to be considered by the full board of directors, when such approval is required under any of our plans or policies or by applicable laws. The Compensation Committee also has the principal responsibility for the administration of our stock plans, including the approval of stock option grants to the named executive officers.

The compensation received by our named executive officers in fiscal year 2019 is set forth in the Summary Compensation Table, below. For 2019, the named executive officers included: (i) S. James Miller, Jr., Chair of the Board of Directors and former Chief Executive Officer; (ii) David Harding, Senior Vice President Engineering, Chief Technical Officer, and (iii) David Somerville, former Senior Vice President Sales and Marketing.

Compensation Philosophy

In general, our executive compensation policies are designed to recruit, retain and motivate qualified executives by providing them with a competitive total compensation package based in large part on the executive’s contribution to our financial and operational success, the executive’s personal performance and increases in stockholder value as measured by the price of our common stock. We believe that the total compensation paid to our executives should be fair, reasonable and competitive.

We seek to have a balanced approach to executive compensation with each primary element of compensation (base salary, variable compensation and equity incentives) designed to play a specific role. Overall, we design our compensation programs to allow for the recruitment, retention and motivation of the key executives and high-level talent required in order for us to:

●
achieve or exceed our annual financial plan and achieve profitability;

●
make continuous progression towards achieving our long-term strategic objectives to be a high-growth company with growing profitability; and

●
increase our share price to provide greater value to our stockholders.

Role of Executive Officers in Compensation Decisions

The Compensation Committee considers action on executive compensation annually. They discuss their proposed actions with the Chief Executive Officer and make recommendations for any changes to the Company’s Board of Directors. Only the Compensation Committee and the Board of Directors are authorized to approve the compensation for any named executive officer. Because our Chief Executive Officer is also a member of our Board of Directors, he does not participate in any conversation or approvals related to his compensation. Compensation of new executives is based on hiring negotiations between the individuals and our Chief Executive Officer and/or Compensation Committee.

Elements of Compensation

Consistent with our compensation philosophy and objectives, we offer executive compensation packages consisting of the following three components:

●
base salary;

●
annual incentive compensation (in the form of bonuses or otherwise); and

●
equity awards pursuant to the terms and conditions of our 1999 Stock Award Plan (the “1999 Plan”).

In each fiscal year, the Compensation Committee determines the amount and relative weight of each component for all executives, including the named executive officers. Base salaries are paid in fixed amounts and thus do not encourage risk taking. For 2019, we had no incentive bonus programs.

We also have issued stock options focusing the recipients on the achievement of certain short- and longer-term goals and objectives. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price, and the vesting schedules align our employees’ interests even more closely with those of our investors.

Base Salary

Because our compensation philosophy stresses performance-based awards, base salary is intended to be a smaller portion of total executive compensation relative to long-term equity. Therefore, we target executive base salary at the median level of the compensation guidelines that have been approved by the Compensation Committee. In addition, the Compensation Committee takes into account the executive’s scope of responsibility and significance to the execution of our long-term strategy, past accomplishments, experience and personal performance and compares each executive’s base salary with those of the other members of senior management. The Compensation Committee may give different weighting to each of these factors for each executive, as it deems appropriate. The Compensation Committee did not retain a compensation consultant or determine a compensation peer group for 2019. In 2019, there were no changes to the base salaries paid to our named executive officers except for the contractually specified cost of living adjustments.

Annual Incentive Compensation

The Compensation Committee has not adopted an executive bonus plan for 2020.

Equity Awards

Although we do not have a mandated policy regarding the ownership of shares of Common Stock by officers and directors, we believe that granting equity awards to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of our other stockholders on a long-term basis. Our 1999 Plan enables us to grant equity awards, as well as other types of stock-based compensation, to our executive officers and other employees. Under authority delegated to it by the board of directors, the Compensation Committee reviews and approves all equity awards granted to named executive officers under the 1999 Plan. Typically, the options granted upon the executive’s hire vest over three years with a third vesting on the one-year anniversary, and the remainder vesting quarterly over the next eight quarters. The options granted to executives in connection with an annual performance review typically begin vesting on the one-year anniversary of the grant date, and vest ratably over the following eight quarters. Our general policy is to grant the options with an exercise price equal to fair market value, which currently is the closing price of our Common Stock, as reported by the OTCQB marketplace, on the grant date.

We intend to grant equity awards to achieve retention and motivation:

●
upon the hiring of key executives and other personnel;

●
annually, when we review progress against corporate and personal goals; and

●
when we believe that competitive forces or economic conditions threaten to cause our key executives to lose their motivation and/or where retention of these key executives is in jeopardy.

With the Compensation Committee’s approval, we grant options to purchase shares of Common Stock when we initially hire executives and other employees, as a long-term performance incentive. The Compensation Committee has determined the size of the initial option grants to newly hired executives with reference to existing guidelines and hiring negotiations with the individual, in addition to other relevant information regarding the size and type of compensation package considered necessary to enable us to recruit, retain and motivate the executive.

Historically, no employee was eligible for an annual performance grant until the employee had worked for us for at least sixty days. The Compensation Committee reviews our Chief Executive Officer’s and other executives’ performance and determines whether they should be granted an option to purchase additional shares. Aside from stock award grants in connection with annual performance reviews, we do not have a policy of granting additional awards to executives and, consequently, the Board of Directors and the Compensation Committee has not adopted a policy with respect to granting awards in coordination with the release of material non-public information.

In determining the size of equity awards the Compensation Committee takes into account the executive’s current position with and responsibilities to us.

Only the Board of Directors or the Compensation Committee may approve options or other equity-based compensation to our executives. However, the Board of Directors has authorized our Chief Executive Officer to approve option grants to non-executive employees. All such grants must be consistent with equity incentive guidelines approved by the Compensation Committee. The exercise price for such grants must be equal to the most recent closing price of a share of the Common Stock as reported by the OTCQB marketplace on the date of grant.

Going forward, we intend to continue to evaluate and consider equity grants to our executives on an annual basis. We expect to consider potential equity awards for executives at the same time as we annually review our employees’ performance and determine whether to award grants for all employees.

Accounting and Tax Considerations

Our Compensation Committee has reviewed the impact of tax and accounting treatment on the various components of our executive compensation program. Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to publicly held companies for compensation paid to “covered” executive officers, to the extent that compensation paid to such an officer exceeds $1.0 million during the taxable year. We endeavor to award compensation that will be deductible for income tax purposes, though other factors will also be considered. Our Compensation Committee may authorize compensation payments that do not comply with the exemptions to Section 162(m) when we believe that such payments are appropriate to attract and retain executive talent.

Say-on-Pay

Our stockholders have not yet had the opportunity to provide feedback on our executive compensation through an advisory vote, as we have not held an annual meeting of stockholders since 2011, at which time we were not required to hold a “Say-on-Pay” vote as we followed the disclosure guidelines of a Smaller Reporting Company.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2019, the members of our Compensation Committee were, David Carey (Committee Chair), John Cronin and Neal Goldman. As a result of Mr. Cronin’s resignation from the Board, the Compensation Committee currently consists of Messrs. Carey and Goldman. None of the current or past members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or director of any entity that has one or more executive officers serving on our Compensation Committee or our Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2019. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

The Compensation Committee of the Board of Directors:
David Carey, Committee Chair John Cronin Neal Goldman

Summary Compensation Table

The following table sets forth certain information about the compensation paid or accrued during the years ended December 31, 2019 and 2018 to our Chief Executive Officer and each of our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at December 31, 2019, and whose annual compensation exceeded $100,000 during such year or would have exceeded $100,000 during such year if the executive officer were employed by the Company for the entire fiscal year (collectively the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Stock Awards	Option Awards (1)(2)	All Other Compensation		Total

S. James Miller, Jr.	2019	$400,856	$-	$122,906	$16,799		$540,561
Chair of the Board and	2018	$387,787	$-	$199,408	$19,967	(3)	$607,163
Former Chief Executive Officer
David Harding	2019	$275,000	$-	$90,034	$4,784		$369,818
Vice President and	2018	$275,000	$-	$161,481	$5,288	(4)	$441,769
Chief Technical Officer
David Somerville	2019	235,000	$ -	98,618	8,963		342,581
Former Sr. Vice President Sales	2018	$230,631	$-	$90,400	$67,089	(5)	$388,120
and Marketing

(1)	All option awards were granted under the 1999 Plan.

(2)
The amounts presented in this column do not reflect the cash value or realizable value of option grants to the named executive officers during the year ended December 31, 2019 or 2018. During the year ended December 31, 2019 and 2018, no named executive officer exercised an option and therefore no value was realized during the reporting period. The amounts reflect the grant date fair value of the options awarded in the fiscal years ended December 31, 2019 and 2018, respectively, in accordance with the provisions of FASB ASC Topic 718. We have elected to use the Black-Scholes option-pricing model, which incorporates various assumptions including volatility, expected life, and interest rates. We are required to make various assumptions in the application of the Black-Scholes option-pricing model and have determined that the best measure of expected volatility is based on the historical weekly volatility of our common stock. Historical volatility factors utilized in our Black-Scholes computations for options granted during the years ended December 31, 2019 and 2018 ranged from 64% to 57%. We have elected to estimate the expected life of an award based upon the SEC approved “simplified method” noted under the provisions of Staff Accounting Bulletin Topic 14. The expected term used by the Company during the years ended December 31, 2019 and 2018 was 5.17 years. The difference between the actual historical expected life and the simplified method was immaterial. The interest rate used is the risk-free interest rate and is based upon U.S. Treasury rates appropriate for the expected term. Interest rates used in the Company’s Black-Scholes calculations for the years ended December 31, 2019 and 2018 was 2.58%. Dividend yield is zero, as we do not expect to declare any dividends on our common shares in the foreseeable future. In addition to the key assumptions used in the Black-Scholes model, the estimated forfeiture rate at the time of valuation is a critical assumption. We have estimated an annualized forfeiture rate of 0% for corporate officers, 4.1% for members of the Board of Directors and 6.0% for all other employees. We review the expected forfeiture rate annually to determine if that percent is still reasonable based on historical experience.

(3)	This amount includes premiums on life insurance and disability insurance of $2,984 and matching 401(k) contributions of $1,800.

(4)	This amount includes premiums on life insurance and disability insurance of $8,399 and matching 401(k) contributions of $8,400.

(5)
This amount includes premiums in life insurance and disability insurance of $1,848 and matching 401(k) contributions of $7,115. Effective March 9, 2020, Mr. Somerville resigned from his position with the Company.

Grants of Plan Based Awards

There were no plan-based awards granted in 2019 to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options, stock that has not vested and equity incentive awards held by each of the then Named Executive Officers outstanding as of December 31, 2019:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options: Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
David Harding	325,000	—	$0.92	2/2/2022	—	$—
	100,000	—	$0.93	2/8/2023	—	$—
	75,000	—	$1.93	10/29/2023	—	$—
	50,000	—	$2.29	12/15/2024	—	$—
	125,000	—	$1.73	9/14/2025	—	$—
	300,000	---	$1.37	9/20/2026	—	$—
	58,375	41,625	$1.75	1/31/2028	—	$—
Former Named Executive Officers
S. James Miller, Jr.	225,000	—	$1.11	3/10/2021	—	$—
	450,000	—	$0.92	2/2/2022	—	$—
	100,000	—	$0.93	2/8/2023	—	$—
	100,000	—	$1.93	10/29/2023	—	$—
	50,000	—	$2.29	12/15/2024	—	$—
	150,000	—	$1.73	9/14/2025	—	$—
	300,000	---	$1.37	9/20/2026	—	$—
	116,679	83,330	$1.75	1/31/2028		$—

David Somerville	175.000	125,000	$1.75	1/31/2028	—	$—

Employment Agreements

David Harding. On May 21, 2007, we entered into a Change of Control and Severance Benefits Agreement with Mr. David Harding, our Vice President and Chief Technical Officer. This agreement was originally for a two-year term, ending on May 21, 2009; however, the agreement has been amended to extend the expiration date to December 31, 2019. Under the terms of the agreement, Mr. Harding is paid a semi-monthly base salary of $11,458, and is entitled to the following severance benefits if we terminate his employment without cause or in the event of an involuntary termination: (i) a lump sum cash payment equal to six months base salary; and continuation of Mr. Harding’s medical and disability insurance for a period of six months. In the event that Mr. Harding’s employment is terminated within six months prior to or thirteen months following a change of control (defined below), Mr. Harding is entitled to the severance benefits described above, except that 100% of Mr. Harding’s outstanding stock options and restricted stock awards will immediately vest.

For purposes of the above-referenced agreements, termination for “cause” means the executive’s commission of a criminal act or an act of fraud, embezzlement, breach of trust or other act of gross misconduct; violations of policies or rules of the Company; refusal to follow the direction given by the Company from time to time or breach of any covenant or obligation under the above-referenced agreements or other agreements with the Company; neglect of duty; misappropriation, concealment, or conversion of any money or property of the Company; intentional damage or destruction of property of the Company; reckless conduct which endangers the safety of other persons or property during the course of employment or while on premises leased or owned by the Company; or a breach of any obligation or requirement set forth in the above-referenced agreements. A “change in control” as used in these agreements generally means the occurrence of any of the following events: (i) the acquisition by any person or group of 50% or more of our outstanding voting stock; (ii) the consummation of a merger, consolidation, reorganization, or similar transaction other than a transaction: (1) in which substantially all of the holders of our voting stock hold or receive directly or indirectly 50% or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction, or (2) in which the holders of our capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company); (iii)  there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of us and our Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of us and our Subsidiaries to an entity, 50% or more of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or (iv)  individuals who, on the date the applicable agreement was adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the applicable agreement, be considered as a member of the Incumbent Board.

Wayne Wetherell. On October 1, 2005, we entered into an employment agreement with Mr. Wetherell, pursuant to which Mr. Wetherell will serve as our Chief Financial Officer. Mr. Wetherell’s employment agreement, as amended, terminated on December 31, 2017 and was not subsequently replaced by a new employment agreement. However, he continues to serve as our Chief Financial Officer.

Former Named Executive Officers

S. James Miller, Jr. On October 1, 2005, we entered into an employment agreement with Mr. Miller, pursuant to which Mr. Miller served as President and Chief Executive Officer until his resignation on March 2, 2020. Historically, Mr. Miller’s employment agreement was amended annually to extend the expiration date, and was amended on January 31, 2019 to extend the expiration date of the agreement to December 31, 2019. The agreement provided for annual base compensation in the amount of $291,048, which amount, as a result of cost-of-living adjustments, was increased to $400,856. Under this agreement, Mr. Miller was entitled to reimbursement for reasonable expenses incurred in connection with our business. Under the terms of the agreement, Mr. Miller was entitled to the following severance benefits if we terminated his employment without cause or in the event of an involuntary termination: (i) a lump sum cash payment equal to twenty-four months base salary; (ii) continuation of Mr. Miller’s fringe benefits and medical insurance for a period of three years; and (iii) immediate vesting of 50% of Mr. Miller’s outstanding stock options and restricted stock awards. In the event that Mr. Miller’s employment is terminated within six months prior to or thirteen months following a change of control (defined below), Mr. Miller was entitled to the severance benefits described above, except that 100% of Mr. Miller’s outstanding stock options and restricted stock awards will immediately vest. As a result of Mr. Miller’s resignation as President and Chief Executive Officer on March 2, 2020, all outstanding options will continue to vest as long as Mr. Miller remains as a member of the Board of Directors.

Securities Authorized for Issuance Under Equity Compensation Plans

 The following table provides information as of December 31, 2019 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column) (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	7,204,672	1.32	401,919
1999 Stock Award Plan, as amended and restated		$

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street NE., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Also, the SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file with the SEC at www.sec.gov.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 13500 Evening Creek Drive N., Suite 550, San Diego, CA 92128, or contact us at (858) 673-8600. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholder proposals to be included in our next proxy statement must be received by us at our principal executive offices at 13500 Evening Creek Drive N., Suite 550, San Diego, CA 92128, addressed to our Corporate Secretary, no later than June 5, 2020. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: ImageWare Systems, Inc., c/o Corporate Secretary, 13500 Evening Creek Drive N., Suite 550, San Diego, CA 92128. All communications received by the Corporate Secretary are relayed to the Board.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
IMAGEWARE SYSTEMS, INC.

        ImageWare System, Inc., a Delaware corporation (the "Corporation"), does hereby certify that:

         FIRST: This Certificate of Amendment amends the provisions of the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation").

         SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and shall become effective at 9:00 A.M., Eastern Time, on April [●], 2020.

         THIRD: Article 4.a) of the Certificate of Incorporation is hereby amended by deleting such Article in its entirety and replacing it with the following:

“a) The total number of shares of all classes of stock that the Corporation is authorized to issue is Three Hundred and Fifty Million (350,000,000) shares, consisting of Three Hundred and Forty-Five Million (345,000,000) shares of Common Stock with a par value of $0.01 per share (“Common Stock”), and Five Million (5,000,000) shares of Preferred Stock with a par value of $0.01 per share (“Preferred Stock”).”

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this ___ day of [●], 2020.

/s/
Wayne Wetherell
Chief Financial Officer and Corporate Secretary

A-1

APPENDIX B

IMAGEWARE SYSTEMS, INC.
2020 OMNIBUS EQUITY INCENTIVE PLAN

ImageWare Systems, Inc., a Nevada corporation, sets forth herein the terms of its 2020 Omnibus Equity Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business operations, prospects and results of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plans (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3      “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board.

2.9      “Company” means ImageWare Systems, Inc., a Delaware corporation, or any successor corporation.

2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.01 per share.

2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12     “Effective Date” means March 19, 2020, the date the Plan was approved by the Board.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17    “Grantee” means a person who receives or holds an Award under the Plan.

2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25    “Plan” means this ImageWare Systems, Inc. 2020 Omnibus Equity Incentive Plan, as amended from time to time.

2.26    “Predecessor Plans” means the ImageWare Systems, Inc. Amended and Restated 1999 Stock Award Plan and the 2001 Equity Incentive Plan.

2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32    “SEC” means the United States Securities and Exchange Commission.

2.33    “Section 409A” means Section 409A of the Code.

2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)    designate Grantees;

(ii)   determine the type or types of Awards to be made to a Grantee;

(iii)  determine the number of shares of Stock to be subject to an Award;

(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)   prescribe the form of each Award Agreement; and

(vi)  amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2        Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.3       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, no more than 25% of any equity-based Awards granted under the Plan shall vest on the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards and (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company; and, provided, however, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.4       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 25.0 million.  In addition, shares of Common Stock authorized and/or underlying any outstanding award granted under the Predecessor Plans that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plans following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2       Share Counting

4.2.1              General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2              Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3              Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4              Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5              Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1       Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2       Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1       Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2       Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3      Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2       Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3       Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5       Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6       Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1       Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2       Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3      Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4       Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)    the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4    Rights of Holders of Restricted Stock Units.

10.4.1            Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2           Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3           Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6    Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	OTHER STOCK-BASED AWARDS

12.1    Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2    Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.	REQUIREMENTS OF LAW

13.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.	EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3    Change in Control

14.3.1            Consequences of a Change in Control

In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

14.3.2            Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

14.4    Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10  Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.11  Transferability of Awards.

16.11.1        Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2              Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12  Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

The Plan was adopted by the Board of Directors on March 19, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s common stock, par value $0.01 per share, CUSIP No. 45245S108 (“Common Stock”), hereby takes the following action with respect to all shares of Common Stock held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 254,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation Statement and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s Series A Preferred Stock (“Series A Preferred”), hereby takes the following action with respect to all shares of Series A Preferred held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 254,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation Statement and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s Series B Convertible Redeemable Preferred Stock (“Series B Preferred”), hereby takes the following action with respect to all shares of Series B Preferred held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 254,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation Statement and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s Series C Convertible Preferred Stock (“Series C Preferred”), hereby takes the following action with respect to all shares of Series C Preferred held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 254,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.